POWER OF ATTORNEY

				WHEREAS, FMR LLC ("FMR") has appointed Marc R. Bryant, with full power of substitution, as its true and lawful attorney, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto (the "Filings") as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to FMR and its direct and indirect subsidiaries, and generally to do all such things in its name and on its behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such filings to be completed and filed.

				NOW, THEREFORE, the undersigned hereby constitutes and apppoints
Daniel T. Gallagher as his substitute, to have all the powers of the undersigned with respect to the Filings, when the undersigned is unavailable.

				The Power of Attorney shall remain in full force and effect only for such time as the undersigned shall continue to be an officer of Fidelity
Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.


													/s/ Marc R. Bryant
													Marc R. Bryant

Dated: November 30, 2015


POWER OF ATTORNEY

				WHEREAS, Abigail P. Johnson has appointed Scott C. Goebel, with full power of substitution, as her true and lawful attorney, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto (the "Filings") as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adpoted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to her.

				NOW, THEREFORE, the undersigned hereby constitutes and appoints
Daniel T. Gallagher as his substitute, to have all the powers of the undersigned with respect to the Filings, when the undersigned is unavailable.

				The Power of Attorney shall remain in full force and effect only for such time as the undersigned shall continue to be an officer of Fidelity
Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.


														/s/ Scott C. Goebel
														Scott C. Goebel

Dated: June 18, 2014